EXHIBIT 10.8
March ___, 2007
MBF Healthcare Acquisition Corp.

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner
     & Smith Incorporated
Morgan Joseph & Co. Inc.
Ladenburg Thalmann & Co. Inc.
as Representatives of the Several Underwriters
World Financial Center
New York, New York 10080
          Re:      MBF Healthcare Acquisition Corp.
Ladies and Gentlemen:
     This letter, including Schedule 1 attached hereto, will confirm the agreement of the undersigned to purchase shares of common stock (“Common Stock”) of MBF Healthcare Acquisition Corp. (“Company”) upon the terms and conditions set forth herein. The attached letter on Schedule 1 is intended to constitute a “written plan for trading securities” within the meaning of Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”).
     The undersigned agrees that this letter agreement (which may be evidenced by original or facsimile counterpart signatures hereto) constitutes an agreement to place an irrevocable order (in the form attached as Schedule 1 hereto) for _______________ or another independent broker/dealer mutually agreed upon by Merrill Lynch & Co. and the undersigned (in any case, the “Broker”) to purchase for the undersigned’s account during the period commencing on the later of (a) ten business days after the Company files a Current Report on Form 8-K (“Signing 8-K”) announcing its execution of a definitive agreement (“Definitive Agreement”) for a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination with an operating business (“Business Combination”) or (b) 60 calendar days after the end of the “restricted period” under Regulation M and ending on the business day immediately preceding the record date for the meeting of stockholders at which such Business Combination is to be voted upon by the Company’s stockholders (such period is hereinafter referred to as the “Purchase Period”) up to $12,000,000 of shares of Common Stock (“Maximum Stock Purchase”). The undersigned further agrees that the attached letter agreement on Schedule 1 constitutes an irrevocable limit order to satisfy the Maximum Stock Purchase at prices not to exceed the per share amount held in the Company’s trust account (less taxes payable) as reported in the Signing 8-K. The undersigned shall deposit the funds necessary to satisfy the Maximum Stock Purchase (including through the use of margin) in an account designated by the Broker no later than the date the Definitive Agreement is signed and agrees to provide to Merrill Lynch & Co. until such time, on a monthly basis, statements confirming that the undersigned has sufficient funds necessary to satisfy the Maximum Stock Purchase.

Merrill Lynch & Co.

     The undersigned shall instruct the Broker to fill such order in such amounts and at such times and prices, in accordance with the foregoing instructions, as it may determine, in its sole discretion, during the Purchase Period. All bids and purchases shall be executed in the Broker’s normal fashion and pursuant to applicable regulations of the SEC and NASD and in accordance with applicable law. The undersigned also agrees that it will not agree to pay the Broker any fees and/or commissions with respect to such purchase obligation.
     The undersigned agrees that it shall not sell or transfer any shares of Common Stock purchased as contemplated herein until six months after the Company consummates a Business Combination and in the event the Company does not consummate a Business Combination it shall not sell such shares but is entitled to distributions from the Company upon its dissolution with respect to such shares.
     The undersigned understands that it shall be responsible and agrees to arrange for any filings that may be required under applicable law (e.g., Schedule 13D, and Forms 4 and 5). Accordingly, the Broker will agree to provide copies of confirmations of transactions pursuant to the attached Schedule 1 within 24 hours of each transaction to the undersigned and any other designated person to facilitate the undersigned’s reporting obligations under applicable law.
     The undersigned shall instruct the Broker to make, keep and produce promptly upon request a daily time-sequences schedule of all Common Stock purchases made pursuant to this agreement, on a transaction-by-transaction basis, including (i) size, time of execution, price of purchase; and (ii) the exchange, quotation system, or other facility through which the Common Stock purchase occurred. Upon request of the Division of Market Regulation of the SEC, the undersigned and the Company shall transmit the aforementioned schedule to the Division of Market Regulation within thirty (30) days of such request.
     The undersigned and the Company shall be available to respond to inquires by the Division of Market Regulation regarding any Common Stock purchase(s).
     The undersigned represents and warrants that (i) the undersigned is not presently aware of any material nonpublic information regarding the Company or its securities, and (ii) the undersigned is currently able to enter into this letter agreement. The undersigned covenants that the undersigned will not discuss or otherwise disclose material nonpublic information to the Broker or its personnel responsible for carrying out this purchase obligation during the Purchase Period.
     The Company is unaware, without any inquiry or responsibility to make any inquiry, of any legal, contractual or regulatory restrictions applicable to the undersigned as of the date hereof that would prohibit the undersigned from entering into this letter or making any purchase pursuant to the instructions provided herein.

Merrill Lynch & Co.

     This letter agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. This letter agreement may be executed in one or more original or facsimile counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

Very truly yours, MBF HEALTHCARE PARTNERS, L.P.
By:	/s/
Name:
Title:

ACKNOWLEDGED AND AGREED:

MBF Healthcare Acquisition Corp.
By:	/s/
Name:
Title:

Merrill Lynch & Co.
By:	/s/
Name:
Title:

Morgan Joseph & Co. Inc.
By:	/s/
Name:
Title:

Ladenburg Thalmann & Co. Inc.
By:	/s/
Name:
Title:

Schedule 1
_________, 2007
[Broker]
RE: MBF Healthcare Acquisition Corp.
Ladies and Gentlemen:
     This letter, delivered in accordance with the Common Stock Purchase Letter, dated ___, between Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Joseph & Co. Inc., Ladenburg Thalmann & Co. Inc. and the undersigned (the “Purchase Letter”), confirms the agreement therein of the undersigned to purchase (the “Purchase Commitment”) shares of common stock (the “Common Stock”) of MBF Healthcare Acquisition Corp. (the “Company”) that are included in the units being sold in the Company’s initial public offering pursuant to the Company’s registration statement on Form S-1 (File No. 333-135610), as amended and supplemented from time to time. This letter is intended to constitute a “written plan for trading securities” within the meaning of Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended. The Purchase Commitment is subject to the terms and conditions set forth herein.
     The undersigned agrees that this letter agreement constitutes an irrevocable order (the “Order”) for you to purchase for the undersigned’s account during the period commencing on the later of (a) 10 business days (the “8-K Date”) after the Company files a Current Report on Form 8-K (“Signing 8-K”) announcing its execution of a definitive agreement (“Definitive Agreement”) for a merger, capital stock exchange, stock purchase, asset acquisition or other similar business combination with an operating business (“Business Combination”) or (b) 60 calendar days after termination of the “restricted period” under Regulation M, up to $12,000,000 of shares of Common Stock at prices not to exceed the per share amount held in the Company’s trust account (less taxes payable) as reported in the Signing 8-K and ending on the business day immediately preceding the record date for the meeting of stockholders at which such Business Combination is to be voted upon by the Company’s stockholders. You (or such other broker-dealer(s) as you may assign the order to) agree to fill such order in such amounts and at such times as you may determine, in your sole discretion, during such period. You agree that all purchases shall be executed in your normal fashion and pursuant to applicable regulation by the SEC and NASD and in accordance with applicable law.
     You shall make, keep, and produce promptly upon request a daily time-sequenced schedule of all purchases of Common Stock made pursuant to this agreement, on a transaction-by-transaction basis, including (i) size, time of execution, price of purchase; and (ii) the exchange, quotation system, or other facility through which the Common Stock purchase occurred. You shall provide copies of confirmations of transactions pursuant to this agreement within 24 hours of each transaction to the undersigned. Upon request of the Division of Market Regulation (the “Division”) of the SEC, the undersigned and the Company shall transmit the aforementioned schedule to the Division within thirty (30) days of such request.
     The undersigned represents and warrants that (i) the undersigned is not presently aware of any material nonpublic information regarding the Company or its securities, and (ii) the undersigned is currently able to enter into this letter agreement. The undersigned covenants that the undersigned will not discuss or otherwise disclose material nonpublic information to the Broker or its personnel responsible for carrying out this purchase obligation during the Purchase Period.
     This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.
     No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

Very Truly Yours, MBF HEALTHCARE PARTNERS, L.P.
By:

ACKNOWLEDGED AND AGREED: